UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-k

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)          March 27, 2004
                                                --------------------------------



                                    VOLT INC.
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          (Exact name of registrant as specified in its in its charter)



         Nevada                     0-28555                   86-0960464
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(State or other jurisdiction      (Commission               (IRS Employer
  of incorporation)                File Number)           Identification No.)



                 41667 Yosemite Pines Drive, Oakhurst, CA 93644
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Registrant's telephone number, including area code            (559)-692-2474
                                                  ------------------------------



                                 NOT APPLICABLE
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


Item 1.  Changes in Control of Registrant.

         Not Applicable

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable

Item 3.  Bankruptcy or Receivership.

         Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable

Item 5.  Other Events and Regulation FD Disclosure.

         Not Applicable

Item 6.  Resignations of Registrant's Directors.

On March 27, 2004, Robert F. Rood, a director of the Registrant resigned his position as director. Additionally, Robert F. Rood resigned his positions as Treasurer and Chief Financial Officer of the Registrant. There was no disagreement between the Registrant and Robert F. Rood on any matter relating to the Registrant's operations. A copy of Robert F. Rood's resignation is attached as an Exhibit.

Item 7.  Financial Statements and Exhibits.

INDEX TO EXHIBITS.

EXHIBIT
NUMBER                                      DESCRIPTION OF DOCUMENT

      1                                     Resignation of Robert F. Rood

Item 8.  Change in Fiscal Year.

         Not Applicable

Item 9.  Regulation FD Disclosure.

         Not Applicable

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

         Not Applicable

Item 11.  Temporary Suspension of Trading Under Registrant's Employee Benefit
          Plans

         Not Applicable

Item 12.  Results of Operations and Financial Condition.

         Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                                VOLT INC.
                                                (Registrant)

          Date April 1, 2004                    /s/Denis C. Tseklenis
               ------------                     ------------------------
                                                Denis Costa Tseklenis
                                                Chief Executive Officer
                                                Chairman of the Board

                 EXHIBIT 1 Resignation of Registrant's Directors

Robert F. Rood
9912 River Rd.
Potomac, MD 29454
Ph: (301) 536-4069 / (301) 664-8908
Fax: (301) 664-8917


March 27, 2004


Volt Inc.
41677 Yosemite Pines Drive
Oakhurst, CA 93644

Attn:  Denis C. Tseklenis

Dear Denis,

This will advise you that I am resigning from all positions with Volt Inc. including my positions as a Director, Treasurer and Chief Financial Officer effectively immediately.

This will confirm that there are no disagreements between Volt Inc. and subsidiaries and me on any matter relating to Volt Inc.'s operations.

Sincerely,

/s/ Robert F. Rood
Robert F. Rood